                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO

                           STOCK RESTRICTION AGREEMENT

      This First Amendment (the "Amendment") to the Stock Restriction Agreement (the "Agreement") dated as of April 17, 1998 by and among Charles River Associates Incorporated, a Massachusetts corporation (the "Company"), and the persons whose names and addresses appear on Schedule A thereto (including persons made a party thereto through one or more accession agreements), is made as of March 27, 2003 by the Company and the Pre-Offering Stockholders who have executed this Amendment.

      WHEREAS, certain parties to the Agreement wish to modify the provisions of the Agreement relating to restrictions on the Transfer of Pre-Offering Stock and other matters;

      WHEREAS, the parties to this Amendment hold the requisite number of shares of Pre-Offering Stock to effectuate this Amendment to the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. General. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

      2. Definitions. Section 1 of the Agreement is hereby amended to add the following paragraph immediately after the first paragraph of Section 1:

      "Additional Shares" shall have the meaning set forth in Section 9(i).

      3. Revisions to Restrictions on Transfer. Section 9 of the Agreement is hereby deleted in its entirety and replaced by the following:

      "9. Restrictions on Transfer. During the term of this Agreement, no Pre-Offering Stockholder may Transfer any Pre-Offering Stock except as follows:

            (a) During the Initial Restriction Period, no Pre-Offering Stockholder shall Transfer any shares of Pre-Offering Stock, except that any Pre-Offering Stockholder may Transfer up to 15% of such Pre-Offering Stockholder's Pre-Offering Stock pursuant to one or more registration statements declared effective by the Commission under the Securities Act. Nothing in this Agreement shall be construed to entitle any Pre-Offering Stockholder to include any shares of Common Stock in any such registration statement.

            (b) After the Initial Restriction Period, each Pre-Offering Stockholder shall be entitled to Transfer shares of such Pre-Offering Stockholder's Pre-Offering Stock until such Pre- Offering Stockholder's remaining holdings of Pre-Offering Stock shall equal the First Unrestricted Stock Limit.

            (c) In the period commencing immediately after the sixth anniversary of the Effective Date and ending on the seventh anniversary of the Effective Date, each Pre-Offering Stockholder shall be entitled to Transfer shares of such Pre-Offering Stockholder's Pre-Offering Stock until such Pre-Offering Stockholder's remaining holdings of Pre-Offering Stock shall equal the Second Unrestricted Stock Limit.

            (d) After the seventh anniversary of the Effective Date, each Pre-Offering Stockholder shall be entitled to Transfer an amount of Pre-Offering Stock equal to the greater of (i) two-thirds of the Pre-Offering Stock held by such Pre-Offering Stockholder immediately after the seventh anniversary of the Effective Date and (ii) twenty percent (20%) of the Pre-Offering Stock held by such Pre-Offering Stockholder immediately before the Effective Date.

            (e) After the ninth anniversary of the Effective Date, each Pre-Offering Stockholder shall be entitled, subject to the terms of this Agreement, to Transfer all of his or her remaining shares of Pre-Offering Stock.

            (f) Notwithstanding any other provision of this Section 9, a Pre-Offering Stockholder shall not be entitled to Transfer any shares of such Pre-Offering Stockholder's Pre- Offering Stock during such Pre-Offering Stockholder's Separation Period and for 30 days thereafter if such Transfer would cause such Pre-Offering Stockholder's remaining holdings of Pre-Offering Stock to be less than the relevant Purchase Amount (as defined below).

            (g) In the event of a purported Transfer of shares of Pre-Offering Stock by a Pre- Offering Stockholder (or Pre-Offering Stockholder's legal representative) (a "Defaulting Stockholder") in violation of this Section 9 (a "Prohibited Transfer"), such Prohibited Transfer shall be null and void, such Prohibited Transfer shall not be recognized on the books and records of the Company, and the Defaulting Stockholder shall retain the right to vote and receive distributions.

            (h) In the event of a Prohibited Transfer, the Company may, in its sole discretion, repurchase all of the Pre-Offering Stock held by the Defaulting Stockholder by delivering to such Defaulting Stockholder a Repurchase Notice and paying the Purchase Price (as hereinafter defined) in accordance with Sections 10 and 11 hereof.

            (i) In addition to the foregoing, no Pre-Offering Stockholder shall transfer any Additional Shares (as hereinafter defined) until after the sixth anniversary of the Effective Date. "Additional Shares" shall mean, with respect to any Pre-Offering Stockholder, all shares of Common Stock (other than Pre-Offering Stock) held by the Pre-Offering Stockholder on February 28, 2003 and all shares of Common Stock acquired by the Pre-Offering Stockholder after that date and on or before the sixth anniversary of the Effective Date, whether by gift, grant, purchase, exercise of stock options or otherwise; provided, however, that "Additional Shares" shall not include any shares of Common Stock purchased by the Pre-Offering Stockholder on the open market."

      4. Public Offering Lock-up Agreement. Section 15(b) of the Agreement is hereby amended to add the following at the end:

            "In addition, each Pre-Offering Stockholder hereby agrees that, notwithstanding any other provision of this Agreement permitting the Transfer of any Pre-Offering Stock (other than Section 16), if the Company shall on any one or more occasions before the ninth anniversary of the Effective Date afford the Pre-Offering Stockholder the opportunity to sell any shares of Pre-Offering Stock held by such Pre-Offering Stockholder in a public offering registered by the Company under the Securities Act, then for a period of six months after the closing date of such public offering such Pre-Offering Stockholder shall not, without the prior written consent of the Company, Transfer any shares of Pre-Offering Stock (nor, if such closing date shall occur on or before the sixth anniversary of the Effective Date, any Additional Shares)."

      5. Stock Options. Section 21 of the Agreement is hereby deleted in its entirety and replaced by the following:

      "21. Stock Options. Shares of Common Stock acquired by a Pre-Offering Stockholder upon the exercise of stock options shall, to the extent such shares constitute Additional Shares, be subject to the restrictions imposed by this Agreement on Additional Shares. Shares of Common Stock acquired by a Pre-Offering Stockholder upon the exercise of stock options shall not otherwise be subject to the restrictions on Pre-Offering Stock imposed by this Agreement unless the Board of Directors shall in its sole discretion determine otherwise. The Board of Directors shall not be required to make uniform or consistent determinations regarding the imposition of restrictions on any shares of Common Stock so acquired."

6. Effectiveness of this Amendment. This Amendment shall become effective as to all Pre-Offering Stockholders when signed by parties to the Agreement holding the minimum number of shares of Common Stock necessary to effectuate this Amendment; provided, however, that the provisions of Section 9(i) of the Agreement as amended by this Amendment shall not become effective until signed by the Pre-Offering Stockholders listed on Exhibit A hereto. Any Pre-Offering Stockholder who became a party to the Agreement through an accession agreement shall continue to be bound by any additional terms set forth therein.

      7. Scope of Amendment. As amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

      8. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

      9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one agreement.

                [Remainder of page is intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                                        CHARLES RIVER ASSOCIATES INCORPORATED

                                        By: /s/ James C. Burrows
                                            ------------------------------------
                                            James C. Burrows, President


                                        PRE-OFFERING STOCKHOLDERS:

                                        /s/ Jagdish C. Agarwal
                                        ----------------------------------------
                                        Jagdish C. Agarwal

                                        /s/ Gregory K. Bell
                                        ----------------------------------------
                                        Gregory K. Bell


                                        The Besen Family Trust u/i/d March 30,
                                        1998

                                        By: /s/ Marlene Besen
                                            ------------------------------------
                                            Marlene Besen, Trustee

                                        /s/ Stanley M. Besen
                                        ----------------------------------------
                                        Stanley M. Besen

                                        /s/ Douglas R. Bohi
                                        ----------------------------------------
                                        Douglas R. Bohi

                                        /s/ Daniel Brand
                                        ----------------------------------------
                                        Daniel Brand

                                        /s/ Steven R. Brenner
                                        ----------------------------------------
                                        Steven R. Brenner

                                        /s/ William B. Burnett
                                        ----------------------------------------
                                        William B. Burnett

                                        /s/ James C. Burrows
                                        ----------------------------------------
                                        James C. Burrows


                                        The James C. Burrows Qualified Annuity
                                        Trust - 1998

                                        By: /s/ Kenneth L. Grinnell
                                            ------------------------------------
                                            Kenneth L. Grinnell, Trustee


                                        Eads Family, LLC

                                        By: /s/ George C. Eads
                                            ------------------------------------
                                            George C. Eads, Managing Member

                                        /s/ Abigail S. Fisher
                                        ----------------------------------------
                                        Abigail S. Fisher


                                        The Abigail S. Fisher GST Trust

                                        By: /s/ Abigail S. Fisher
                                            ------------------------------------
                                            Abigail S. Fisher, Trustee

                                        /s/ Abraham S. Fisher
                                        ----------------------------------------
                                        Abraham S. Fisher


                                        The Abraham S. Fisher GST Trust

                                        By: /s/ Abraham S. Fisher
                                            ------------------------------------
                                            Abraham S. Fisher, Trustee

                                        /s/ Franklin M. Fisher
                                        ----------------------------------------
                                        Franklin M. Fisher


                                        The Salop Irrevocable GST - Exempt Trust
                                        1998

                                        By: /s/ Judith R. Gelman
                                            ------------------------------------
                                            Judith R. Gelman, Trustee

                                        The Salop Irrevocable GST - Taxable
                                        Trust 1998

                                        By: /s/ Judith R. Gelman
                                            ------------------------------------
                                            Judith R. Gelman, Trustee

                                        /s/ Joen E. Greenwood
                                        ----------------------------------------
                                        Joen E. Greenwood

                                        /s/ William R. Hughes
                                        ----------------------------------------
                                        William R. Hughes


                                        The William R. Hughes Irrevocable Trust
                                        1998

                                        By: /s/ Mary F. Hughes
                                            ------------------------------------
                                            Mary F. Hughes, Trustee

                                        /s/ Stephen H. Kalos
                                        ----------------------------------------
                                        Stephen H. Kalos

                                        /s/ Firoze E. Katrak
                                        ----------------------------------------
                                        Firoze E. Katrak

                                        /s/ Carl Kaysen
                                        ----------------------------------------
                                        Carl Kaysen

                                        /s/ Michael A. Kemp
                                        ----------------------------------------
                                        Michael A. Kemp


                                        Robert J. Larner and Anne M. Larner,
                                        joint tenants with right of survivorship

                                        By: /s/ Robert J. Larner
                                            ------------------------------------
                                            Robert J. Larner

                                        By: /s/ Anne M. Larner
                                            ------------------------------------
                                            Anne M. Larner

                                        /s/ Arnold J. Lowenstein
                                        ----------------------------------------
                                        Arnold J. Lowenstein

                                        /s/ C. Christopher Maxwell
                                        ----------------------------------------
                                        C. Christopher Maxwell

                                        /s/ Paul R. Milgrom
                                        ----------------------------------------
                                        Paul R. Milgrom

                                        /s/ Bridger M. Mitchell
                                        ----------------------------------------
                                        Bridger M. Mitchell

                                        /s/ W. David Montgomery
                                        ----------------------------------------
                                        W. David Montgomery

                                        /s/ Rowland T. Moriarty
                                        ----------------------------------------
                                        Rowland T. Moriarty


                                        The Rowland T. Moriarty Qualified
                                        Annuity Trust 1998

                                        By: /s/ Jenny Fitz Moriarty
                                            ------------------------------------
                                            Jenny Fitz Moriarty, Trustee

                                        /s/ Laurel E. Morrison
                                        ----------------------------------------
                                        Laurel E. Morrison

                                        /s/ Monica G. Noether
                                        ----------------------------------------
                                        Monica G. Noether

                                        /s/ Thomas R. Overstreet
                                        ----------------------------------------
                                        Thomas R. Overstreet

                                        /s/ John E. Parsons
                                        ----------------------------------------
                                        John E. Parsons

                                        /s/ Raju Patel
                                        ----------------------------------------
                                        Raju Patel

                                        /s/ Gary L. Roberts
                                        ----------------------------------------
                                        Gary L. Roberts


                                        Ruback Children's Family Trust

                                        By: /s/ Elaine M. Ruback
                                            ------------------------------------
                                            Elaine M. Ruback, as Trustee

                                        /s/ Richard S. Ruback
                                        ----------------------------------------
                                        Richard S. Ruback

                                        /s/ Steven C. Salop
                                        ----------------------------------------
                                        Steven C. Salop

                                        /s/ Robert M. Spann
                                        ----------------------------------------
                                        Robert M. Spann

                                        /s/ Alan R. Willens
                                        ----------------------------------------
                                        Alan R. Willens

                                        /s/ John R. Woodbury
                                        ----------------------------------------
                                        John R. Woodbury

                                        /s/ Naomi L. Zikmund-Fisher
                                        ----------------------------------------
                                        Naomi L. Zikmund-Fisher


                                        The Naomi L. Fisher GST Trust

                                        By: /s/ Naomi L. Zikmund-Fisher
                                            ------------------------------------
                                            Naomi L. Zikmund-Fisher, Trustee

                                                                       Exhibit A

Jagdish C. Agarwal
Gregory K. Bell
The Besen Family Trust,
   u/i/d March 30, 1998
Stanley M. Besen
Douglas R. Bohi
Daniel Brand
Steven R. Brenner
William B. Burnett
James C. Burrows
The James C. Burrows Qualified
   Annuity Trust - 1998
Eads Family, LLC
Abigail S. Fisher
The Abigail S. Fisher GST Trust
Abraham S. Fisher
The Abraham S. Fisher GST Trust
Franklin M. Fisher
The Salop Irrevocable GST
   - Exempt Trust 1998
The Salop Irrevocable GST
   - Taxable Trust 1998
Joen E. Greenwood
William R. Hughes
The William R. Hughes Irrevocable
   Trust 1998
Stephen H. Kalos
Firoze E. Katrak
Carl Kaysen
Michael A. Kemp
Robert J. Larner and Anne M. Larner,
   joint tenants with right of survivorship
Arnold J. Lowenstein
C. Christopher Maxwell
Paul R. Milgrom
Bridger M. Mitchell
W. David Montgomery
Rowland T. Moriarty
The Rowland T. Moriarty Qualified
   Annuity Trust 1998
Laurel E. Morrison
Monica G. Noether
Thomas R. Overstreet
John E. Parsons
Raju Patel
Gary L. Roberts
Ruback Children's Family Trust
Richard S. Ruback
Steven C. Salop
Robert M. Spann
Alan R. Willens
John R. Woodbury
Naomi L. Zikmund-Fisher
The Naomi L. Fisher GST Trust